THE ALGER FUNDS

                        SUPPLEMENT DATED OCTOBER 11, 2005
                                     TO THE
                 PROSPECTUS OF THE FUNDS DATED FEBRUARY 18, 2005

     The following information will supercede or supplement certain information in the Funds' Prospectus.

     The following information supercedes the description of the portfolio manager of the Alger Health Sciences Fund on page 16 of the Prospectus:

     The Alger Health Sciences Team is responsible for the management of the Alger Health Sciences Fund. The team members are Dan Chung, Roseanne Ott and Joanne Sayers.

     The following information supercedes the description of the portfolio manager of the Alger Capital Appreciation Fund on page 16 of the Prospectus:

     Patrick  Kelly  is  the  sole  portfolio   manager  of  the  Alger  Capital
Appreciation Fund.

     Teresa McRoberts is no longer with Fred Alger Management, Inc.